SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       DISPATCH MANAGEMENT SERVICES CORP.
                (Name of Registrant as Specified In Its Charter)


                                      SAME
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                       DISPATCH MANAGEMENT SERVICES CORP.

                         1981 Marcus Avenue, Suite C131
                          Lake Success, New York 11042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of common stock, par value $.01 per share (the "Common Stock"), of Dispatch Management Services Corp. (the "Company"), will be held at the Roslyn Claremont Hotel, 1221 Old Northern Boulevard, Roslyn, New York 11576, on June 8, 1999, at 9:00 a.m. local time, to consider and take action with respect to the following:


     1. To amend Article Sixth of the Company's Certificate of Incorporation, as amended (the "Charter"), to classify the designations of the terms of the three classes of directors, and to restate the Charter to reflect the foregoing amendment.

     2. To elect two classes of directors, each consisting of two directors, for a term of two and three years, respectively, such elected directors to serve until their successors shall be elected and qualified.

     3. To amend the Charter to add a new Article Tenth to provide for stockholder action by unanimous written consent and to restate the Charter to reflect the foregoing amendment.

     4. To amend the Company's 1997 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock available from 1,350,000 shares to 2,000,000 shares.

     5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999.

     6. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Holders of Common Stock of record at the close of business on April 27, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors

                                            H. Steve Swink

                                            Chairman and Chief Executive Officer

Dated:  May 11, 1999


                             YOUR VOTE IS IMPORTANT.
               PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY/VOTING
            INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       DISPATCH MANAGEMENT SERVICES CORP.

                         1981 Marcus Avenue, Suite C131
                          Lake Success, New York 11042

                                 PROXY STATEMENT

                             Mailed on May 11, 1999

            Annual Meeting of Stockholders to be held on June 8, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dispatch Management Services Corp. (the "Company") to be used at the Annual Meeting of the holders of common stock, par value $.01 per share (the "Common Stock"), of the Company to be held on June 8, 1999 and at any adjournment thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The Board of Directors of the Company (the "Board") has fixed the close of business on April 27, 1999 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     The expense of soliciting proxies, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may pay persons holding shares for others their expenses in sending proxy material to their principals.

                                  VOTING RIGHTS

     Only stockholders as of the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 11,921,404 shares of Common Stock. There are no other outstanding classes of voting securities of the Company. Each holder of a share of Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.

     The presence of the holders of a majority of the issued and outstanding shares of Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote on the subject matter is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to amend the Company's Certificate of Incorporation, as amended (the "Charter"). The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote on the subject matter is required to amend the Company's 1997 Stock Incentive Plan, as amended, and to ratify the appointment of the independent accountants.

     Shares entitled to vote represented by proxies which are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. If no vote is specified therein, the shares will be voted "FOR" the amendment to the Charter clarify the designation of the terms of the classes of directors, "FOR" the election of all nominees as directors named in this Proxy Statement, "FOR" the amendment of the Charter to add

Article Tenth to provide for stockholder action by unanimous written consent, "FOR" the amendment to the Company's 1997 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock available from 1,350,000 to 2,000,000 shares and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Shares represented by proxies which are marked "WITHHELD" with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect. Shares represented by proxies which are marked "ABSTAIN" will be considered to be in person or represented by proxy for quorum purposes.

     Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will have no effect on the outcome of any matter that requires a plurality vote or the affirmative vote of a majority of the shares present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote on the subject matter and will have the effect of a negative vote on any matter that requires the affirmative vote of a majority of the outstanding shares.

     The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Company Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The stockholders named in the following table are those who are known to the Company to be the beneficial owners of 5% or more of Common Stock. Unless otherwise indicated, the information is as of April 27, 1999. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days.

   Name and Address of                 Amount and Nature of          Percent of
    Beneficial Owner                   Beneficial Ownership         Common Stock
   -------------------                 --------------------         ------------
Gilder Gagnon Howe & Co. LLC,              3,297,490 (1)                27.7%
       1775 Broadway
       26th Floor
       New York, New York 10019

(1) Gilder Gagnon Howe & Co. LLC possesses shared voting power with respect to 21,300 shares and shared dispositive power with respect to all 3,297,490 shares. The shares reported include 2,933,065 shares held in customer accounts over which members and/or employees of Gilder Gagnon Howe & Co. LLC have discretionary authority to dispose of or direct the disposition of the shares, 343,125 shares held in accounts owned by the members of Gilder Gagnon Howe & Co. LLC and their families, and 21,300 shares held in the account of the profit-sharing plan of Gilder Gagnon Howe & Co. LLC.

                          STOCK OWNERSHIP OF DIRECTORS,
                    NOMINEES FOR DIRECTOR, EXECUTIVE OFFICERS
                          AND FORMER EXECUTIVE OFFICERS

     The following table and notes thereto set forth information, as of April 27, 1999, with respect to the beneficial ownership of shares of Common Stock by each director, each nominee for director and each current and former executive officer named by the Company in the Summary Compensation Table (the "Named Executive Officers") and, as a group, by the current directors and executive officers of the Company, based upon information furnished to the Company by such persons. Except as otherwise indicated, the Company believes that each beneficial owner listed below exercises sole voting and dispositive power.

                                             Amount of Beneficial Ownership
                                            -------------------------------

     Name of                                Number of         Percentage of
 Beneficial Owner                            Shares           Common Stock
--------------------------------------      -------------------------------

Edward N. Allen ......................        50,000                 *

D. Keith Cobb ........................        15,000                 *

Michael Fiorito ......................       136,026(1)            1.1%

Thomas J. Saporito ...................             0                --

Anne T. Smyth ........................             0                --

H. Steve Swink .......................       166,000(2)            1.4%

Marko Bogoievski .....................        67,750(3)              *

                                             Amount of Beneficial Ownership
                                            -------------------------------

     Name of                                Number of         Percentage of
 Beneficial Owner                            Shares           Common Stock
--------------------------------------      -------------------------------

Howard J. Ross........................        17,500(3)              *

Linda Jenkinson.......................        90,587                 *

Kevin Holder..........................        19,829                 *

Lever Stewart.........................        33,750(3)              *

All Current Directors and Executive
   Officers as a Group (9 persons)....       514,476(4)            4.6%

----------
*    Less than one percent (1%).

(1) This figure includes 12,250 shares which may be acquired upon the exercise of options that are exercisable within 60 days.

(2) This figure includes 125,000 shares which may be acquired upon the exercise of options that are exercisable within 60 days.

(3) This figure reflects only shares which may be acquired upon the exercise of options that are exercisable within 60 days.

(4) This figure reflects 222,500 shares which may be acquired upon the exercise of options that are exercisable within 60 days.

                                   PROPOSAL 1

                    AMENDMENT TO ARTICLE SIXTH OF THE CHARTER


     The Board has approved the proposal to amend Article Sixth of the Charter to clarify the terms of office of the three classes of directors. The proposed amended Article Sixth is included in Annex A to this Proxy Statement.

     The existing Article Sixth provides that the Board shall be comprised of three classes of directors: Class I Directors holding office for an initial term that expires at the 1998 annual meeting of stockholders, Class II Directors holding office for an initial term that expires at the 1999 annual meeting of stockholders and Class III Directors holding office for an initial term that expires at the 2000 annual meeting of stockholders. Because an annual meeting of stockholders was not held in 1998, the term of office of the Class I Directors did not expire and no successors to the Class I Directors have been duly elected and qualified. Accordingly, as set forth below in Proposal 2, stockholders are asked to elect both Class I Directors and Class II Directors at the 1999 Annual Meeting.

     The proposed amendment to Article Sixth of the Charter again provides for three classes of directors, each class consisting, as nearly as possible, of one-third of the total number of Board members. Proposed amended Article Sixth of the Charter, however, does not include a reference to the specific dates of expiration of the initial terms of each of the three classes of directors. This language has been replaced to require simply that, "[t]he directors of the appropriate class shall be elected at the annual meeting of the stockholders." The Board believes that this language more appropriately reflects the terms of the three classes of directors on a going forward basis. Upon obtaining approval of the majority of the outstanding shares of Common Stock entitled to vote, the Company's Amended and Restated Bylaws (the "Bylaws") will be amended and restated to conform to the amended and restated Charter.

     The Board has directed the appropriate officers of the Company to amend and restate the Charter if and when the stockholders approve the amendment to Article Sixth.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to adopt the amendment to Article Sixth of the Charter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO ARTICLE SIXTH OF THE CHARTER TO MORE APPROPRIATELY REFLECT THE TERMS OF OFFICE OF THE THREE CLASSES OF DIRECTORS AND THE RESTATEMENT OF THE CHARTER TO REFLECT SUCH APPROVAL.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

     After the Company's initial public offering was completed in February 1998, the Company had five directors. Since then, the composition of the Board has changed and only two directors who were directors immediately after the completion of the initial public offering are still directors, H. Steve Swink, the Chairman of the Board, and Michael Fiorito. In November 1998, the Company's then Chairman of the Board, Gregory Kidd, resigned and Linda Jenkinson was elected by the Board as the new Chairman. On December 14, 1998, Ms. Jenkinson resigned as Chairman but remained as a director and Mr. Swink was appointed acting Chairman. On January 28, 1999, Mr. Swink was named Chairman of the Board and Chief Executive Officer after the resignation of Ms. Jenkinson as Chief Executive Officer on January 27, 1999. At the time of her resignation, Ms. Jenkinson also resigned as a director. In addition, two other directors have resigned from the Board, one on January 27, 1999 and one on March 19, 1999. The Board elected D. Keith Cobb as a director on February 5, 1999 and Edward N. Allen, Thomas J. Saporito and Anne T. Smyth as directors on March 8, 1999.

     The Board consists of three classes of directors. As discussed above in Proposal 1, you are asked to amend Article Sixth of the Charter to redesignate the classes of directors in order to more appropriately reflect the terms of office of each of the three classes on a going forward basis. At each annual meeting the successors to the directors of the class whose term is expiring in that year are elected to hold office for a term of three years and until their successors shall be elected and qualified.

     Both Class I Directors and Class II Directors will be elected at the Annual Meeting because no annual meeting of stockholders was held in 1998. The four directorships to be voted upon at the Annual Meeting are presently filled by Thomas J. Saporito, Edward N. Allen, D. Keith Cobb and Michael Fiorito. Each of the four directors has been nominated to stand for reelection as a director. Thomas J. Saporito and Edward N. Allen have been nominated by the Board to stand for election as Class I Directors whose term expires in 2001. D. Keith Cobb and Michael Fiorito have been nominated by the Board to stand for election as Class II Directors whose term expires in 2002.

     Each of the nominees has informed the Company that he is willing to serve for the term to which he is nominated if he is elected. If a nominee for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee as may be named by the Board.

     The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominees for director and the directors continuing in office with respect to: (i) the present principal occupation or employment of each respective nominee and continuing director and, if such principal occupation or employment has not been carried on during the past five years, the occupation or employment during such period,
(ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five years, and (iii) the directorships held by each respective nominee or continuing director on the boards of publicly-held and certain other corporations and entities:

                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                  If elected,
                                                                 Term-Expires
                                                  Served as       at Annual
                                                   Director        Meeting
      Name and Principal Occupation                 Since     of Stockholders in
      -----------------------------                --------   ------------------

EDWARD N. ALLEN, age 58                             1999             2001
     Edward  Allen has been the Chairman and Chief
     Executive     Officer     of     InterCoastal
     Communities,    a   developer    of   housing
     communities,  since 1979 and Chairman of Port
     Developers  1999 2001 L.C.,  a  developer  of
     Caribbean cruise ship ports,  since 1994. Mr.
     Allen   is  also  a   director   of   Chateau
     Communities and Vacation Break USA, Inc.

THOMAS J. SAPORITO, age 47                          1999             2001
     Dr.  Thomas J.  Saporito  has been the Senior
     Vice   President  of  and  a  member  of  the
     Executive Council of RHR International, an executive management consulting firm based in Philadelphia since 1979.

D. KEITH COBB, age 58                               1999             2002
     D. Keith Cobb was the Chief Executive Officer
     of Alamo Rent A Car,  Inc., a  travel-related
     group  of  companies   with  revenues  of  $2
     billion,  between  1995 and 1996,  when Alamo
     was  acquired  by Republic  Industries,  Inc.
     Prior to that,  Mr.  Cobb  served as National
     Managing Partner-- Financial Services of KPMG
     LLP between 1993 and 1995. Mr. Cobb serves on
     the  Boards  of   Directors  of  the  Federal
     Reserve  Bank  of  Atlanta,   Miami   Branch,
     Renaissance  Cruise Lines, RHR International,
     First  Fleet  Corp.,  Laundromax  and Capitol
     Guaranty Corp.

MICHAEL FIORITO, age 38                             1998             2002
     Michael  Fiorito  has been a director  of the
     Company since February 1998. Between 1980 and
     February 11, 1998, he was the Chief Executive
     Officer,  President  and  Chairman  of  Total
     Management,   LLC,   and   its   predecessor,
     Earlybird Courier Service, Inc., until that delivery company was acquired by the Company.
     After the acquisition, Mr. Fiorito became the Company's center manager for New York City.


Vote Required for Approval

     The vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of a nominee as a director of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                         DIRECTORS CONTINUING IN OFFICE

                                                                  If elected,
                                                                 Term-Expires
                                                  Served as       at Annual
                                                   Director        Meeting
      Name and Principal Occupation                 Since     of Stockholders in
      -----------------------------                --------   ------------------
H. STEVE SWINK, age 57                              1998             2000
     H. Steve Swink was appointed  acting Chairman
     of the Board on December 14, 1998.  Mr. Swink
     was  named  Chairman  of the  Board and Chief
     Executive  Officer on January 28, 1999.  From
     February 11, 1998 to January 1999,  Mr. Swink
     was a director  of the  Company.  From August
     1995 to  August  1998,  Mr.  Swink  served as
     President   of  the     Coffee  and
     Beverage Division of the U.S. Office Products
     Company.  From 1977 to August 1995, Mr. Swink
     served   in   various    executive    officer
     capacities,  most  recently as  President  of
     Coffee  Butler   Services,   Inc.,  a  coffee
     service business.

ANNE T. SMYTH, age 48                               1999             2000
     Anne T. Smyth has held senior information technology positions for the U.S. Office
     Products Company,  most recently as Executive
     Vice  President,  E-Commerce,  since  January
     1997.  From  1979  to  1997,  Ms.  Smyth  was
     President  and founder of The Systems  House,
     Inc., a privately-held systems integration organization based in Des Plaines, Illinois that was ultimately sold to the U.S. Office
     Products Company in 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held four meetings and two telephonic meetings during the year ended December 31, 1998. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he or she served as a director and (ii) the total number of meetings held by any committee of the Board on which he or she served.

     The current committees of the Board, their principal functions and their respective memberships are listed below. These committees do not have the power to act on behalf of the Board and must make recommendations to the Board as a whole. The Company does not have a nominating committee. Its Board selects nominees for the Board. The Bylaws provide that a stockholder who wants the Board to consider a particular person for nomination to the Board may recommend such person to the Board only if such stockholder delivers appropriate notice of such recommendation to the Secretary of the Company not less than 90 nor more than 150 days prior to the meeting. In addition, any stockholder intending to nominate an individual for election to the Board at the Company's 2000 Annual Meeting of Stockholders must provide written notice to the Company not later than March 27, 2000.

Audit Committee

     D. Keith Cobb, Anne T. Smyth

     The Audit Committee's principal assignment is the oversight and review of the internal and external audit functions of the Company. The Board appointed D. Keith Cobb and Anne T. Smyth, both independent directors, to the Audit Committee on March 11, 1999. Mr. Cobb serves as chairman of the Audit Committee. Prior to March 11, 1999, H. Steve Swink and a director who resigned in January 1999 served on the Audit Committee.

Compensation Committee

     Edward N. Allen, Thomas J. Saporito

     The Compensation Committee exercises overall authority with respect to the compensation, development and succession of executive personnel. The Board appointed Edward N. Allen and Thomas J. Saporito to the Compensation
     Committee on March 11, 1999. Mr. Allen serves as chairman of the Compensation Committee. Prior to March 11, 1999, H. Steve Swink and a director who resigned in January 1999 served on the Compensation Committee.

Technology Committee

     Anne T. Smyth, Michael Fiorito

     The Technology Committee was created on March 11, 1999. This committee's principal assignment is to oversee the Company's investment and development in technology. The Board appointed Anne T. Smyth and Michael Fiorito to the Technology Committee on March 11, 1999. Ms. Smyth serves as chairman of the Technology Committee.

     The Board  committees  held the following  numbers of meetings during 1998:
Audit Committee, one; and Compensation Committee, two.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee was established on May 5, 1998 and held its first meeting on July 15, 1998. Accordingly, the Compensation Committee did not negotiate or approve the terms of any compensation arrangements, option grants or any employment agreements that the Company entered into with its executive officers at the time of the Company's initial public offering in February 1998. The Compensation Committee is currently composed of two independent, nonemployee directors. They have served as members of the Board since March 8, 1999. Set forth below is the report of the Compensation Committee with respect to executive compensation.

     Notwithstanding anything to the contrary, the following report of the Compensation Committee and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

     In connection with the Company's initial public offering in February 1998, the Company entered into employment agreements with its executive officers which provided for base salary and bonuses payable based upon certain performance criteria. In addition, at the time of the initial public offering, the Company granted stock options to the executive officers. Therefore, the Compensation Committee was not required to make any decisions regarding appropriate executive compensation packages.

     In August 1998, the Company requested certain of its executive officers to agree to a temporary reduction in their base salary amounts to an annual rate of $90,000 in view of the Company's financial condition. Linda Jenkinson, the Company's Chief Executive Officer, Marko Bogoievski, the Chief Financial Officer, and Lever Stewart, the Director of Business Development, agreed to the requested base salary amount reduction for a period of 90 days.

     The employment agreements that the Company entered into with certain executive officers, including Ms. Jenkinson, Mr. Bogoievski and Howard Ross, the Company's General Counsel, provide for the payment as soon as reasonably practicable after the end of a fiscal year of minimum target bonuses under a bonus plan that the Company agreed to adopt. The Company agreed to set forth in the bonus plan the performance criteria relating to the payment of such bonuses. The Company did not adopt the required bonus plan. In view of the Company's financial condition at the end of 1998, the Compensation Committee determined not to pay such bonuses immediately after the end of 1998. In February 1999, Messrs. Bogoievski and Ross, the only executive officers who were still eligible to receive such bonuses, agreed to accept bonuses that were lower than the target amounts specified in their employment agreements.

     In connection with the resignation of Linda Jenkinson as Chief Executive Officer in January 1999, the Board determined not to pay her the bonus provided for in her employment agreement but agreed to pay her $180,000 over the succeeding 15 months. Ms. Jenkinson's employment agreement provided for the payment of severance upon a termination without cause over a period of 12 months.

     The Compensation Committee was recently reconstituted with independent, nonemployee Board members shortly after those persons became directors. The reconstituted Compensation Committee is reviewing the compensation payable to the Company's executives, and is intent upon restructuring such compensation to, if necessary, align the interests of the executives with the best interests of the Company and its stockholders.

COMPENSATION COMMITTEE:

     H. Steve Swink

                       EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

     Summary of Compensation. The following table shows information concerning the annual and long-term compensation earned during the last two fiscal years by the Company's Chief Executive Officer on December 31, 1998, each of the Company's other executive officers as of December 31, 1998 whose total annual salary and bonus exceeded $100,000, and two former executive officers during 1998 whose total annual salary and bonus would have caused such persons to be among the highest paid four executive officers if they had been executive officers as of December 31, 1998 (the "Named Executive Officers"):

                                                    Summary Compensation Table
                                                                                                Long-Term
                                               Annual Compensation                            Compensation
                                ---------------------------------------------------     ---------------------------

                                                                           Other        Restricted       Securities
                                                                           Annual          Stock         Underlying      All Other
 Name and Principal                                                       Compensa-       Award(s)        Options/       Compensa-
Position During 1998            Year        Salary          Bonus          tion(1)          ($)            SARs(#)         tion
--------------------            ----        ------          -----          -------          ---            -------         ----

Linda Jenkinson,
Chief Executive Officer         1998       $127,513             --       $36,000(3)         --             98,377           --
(2)                             1997         45,000        $40,000            --            --                 --           --

Marko Bogoievski,
Chief Financial Officer         1998        135,246         50,000            --            --             78,750           --

Howard J. Ross,
General Counsel                 1998        123,958         50,000            --            --             25,000           --

Kevin Holder,
Chief Operating
Officer (4)                     1998        153,750             --            --            --                 --           --

Lever Stewart,
Director of Business
Development (5)                 1998        124,661             --            --            --             33,750           --

----------

(1) Except as otherwise indicated, any perquisites received by a Named Executive Officer for the relevant fiscal year were in aggregate amounts that did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus.

(2) Effective January 29, 1999, Ms. Jenkinson resigned as Chief Executive Officer and director.

(3)  Figure represents a housing allowance for the Named Executive Officer.

(4)  Mr. Holder left the Company on September 21, 1998.

(5)  Mr. Stewart left the Company on September 21, 1998.

     Stock Options. The following table provides information related to options for shares of Common Stock granted to the Named Executive Officers during 1998:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       % of Total                                                    Potential Realizable Value at
                                         Options                                                       Assumed-Annual-Rates-of
                      Number of          Granted                                                                Stock
                     Securities           to Em-         Exercise                                        Price Appreciation
                     Underlying         ployees in       or Base                                         for Option Term (1)
                      Options             Fiscal          Price                        Expiration    -----------------------------
     Name             Granted#             Year         ($/share)      Grant Date         Date            5%         10%
     ----             --------             ----         ---------      ----------         ----            --         ---
Linda Jenkinson        98,377(2)           10.8%         $13.25         02/06/98       02/06/08(2)        0           0

Marko Bogoievski       78,750(3)            8.6           13.25         02/06/98       02/06/08           0           0

Howard J. Ross         25,000(4)            2.7           13.25         02/06/98       02/06/08           0           0

Kevin Holder           98,377(2)           10.8           13.25         02/06/98       02/06/08           0           0

Lever Stewart          78,750(3)(5)         8.7           13.25         02/06/98       02/06/08(5)        0           0

All Optionees         913,907             100.0%        Various          Various       Various           N/A         N/A

----------

(1) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 0%, 5% and 10%. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. Since optionees received options with an exercise price equal to the market value on the date of grant, no gain is possible without an increase in stock prices, which will benefit all stockholders. Because the closing price of the Company's Common Stock on December 31, 1998 was $4.0625, 5% and 10% annual growth would result in no potential realizable value.

(2) The option was exercisable with respect to (i) 45,000 shares of Common Stock over a five-year period at the rate of 20% per year and (ii) 53,377 shares of Common Stock over a two-year period at the rate of 50% per year. The option is no longer exercisable because it had not vested as of the date of the executive officer's termination of employment.

(3) The option was exercisable with respect to (i) 33,750 shares of Common Stock on the date of grant and (ii) 45,000 shares of Common Stock over a five-year period at the rate of 20% per year.

(4)  The option vests over a five-year  period at the rate of 20% per year.

(5) As a result of the termination of his employment, the option is no longer exercisable.

                  The following table provides information related to any stock options for shares of Common Stock exercised by the Named Executive Officers during 1998 and certain information about unexercised options held by the Named Executive Officers at December 31, 1998:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                     Number of Securi-
                                                                     ties Underlying                Value of Unexer-
                                                                   Unexercised Options             cised-In-the-Money
                                                                    at Fiscal Year-End             Options at Fiscal
                        Shares Acquired           Value                    (#)                        Year-End-($)
                          On-Exercise            Realized              Exercisable/                   Exercisable/
Name                          (#)                  ($)                Unexercisable                  Unexercisable
----                    ---------------          --------          -------------------             ------------------

Linda Jenkinson               --                   --                    0/98,377                          $0

Marko Bogoievski              --                   --                 42,750/36,000                         0

Howard J. Ross                --                   --                  5,000/20,000                         0

Kevin Holder                  --                   --                    0/98,377                           0

Lever Stewart                 --                   --                 42,750/36,000                         0

Compensation of Directors

     Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving as a director. Each director who is not an employee of the Company or one of its subsidiaries receives a fee of $2,000 for attendance at each meeting of the Board and $1,000 for each committee meeting attended (unless held on the same day as a meeting of the Board). Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof incurred in their capacity as directors. Nonemployee directors receive automatically, without any action by the Committee, stock options upon first becoming directors with respect to 5,000 shares and then annually thereafter with respect to 3,000 shares on the first business day after each subsequent annual meeting of the stockholders of the Company. In February 1999, in connection with the Company's efforts to identify candidates to serve on the Board, the Board amended the Company's 1997 Stock Incentive Plan to authorize the Board, in its discretion, to grant additional stock options to nonemployee directors. The Board has granted such additional stock options to the four persons who became nonemployee directors in February and March 1999.

Employment Agreements

     On February 1, 1999, H. Steve Swink entered into an employment agreement with the Company to serve as Chief Executive Officer of the Company. The term of the agreement runs from February 1, 1999 to January 31, 2001 and is automatically renewable for consecutive one-year terms unless either party sends notice of non-renewal. The employment agreement provides for an annual base salary of $300,000. Mr. Swink is eligible to participate in the Company's executive bonus pool, profit sharing, stock purchase plan or other incentive program available to the Company's senior executive officers. Pursuant to his employment agreement, on February 1, Mr. Swink was granted (i) an option to acquire 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share, which vested upon execution of the employment agreement, and
(ii) an option to purchase an additional 150,000 shares of the Company's Common Stock at an exercise price of $2.00 per share, which vests ratably over the six calendar quarters following the date of the agreement. The Company will reimburse Mr. Swink for his cost of disability income insurance in the policy benefit amount of $10,000 per month, subject to customary terms and availability. Mr. Swink also received a $50,000 relocation allowance. The Company has agreed to maintain directors' and officers' liability insurance for the benefit of Mr. Swink of at least $25 million and to indemnify Mr. Swink for all third-party actions brought in connection with the performance of his duties as Chairman and Chief Executive Officer. On March 30, 1999, Mr. Swink's employment agreement was amended to provide that the definition of "change in control" in his employment agreement be in accordance with the definition used in the Company's 1997 Stock Incentive Plan, as amended. Pursuant to such amendment, Mr. Swink would have the option of terminating his employment agreement with the Company and receiving $600,000, provided that he gives fifteen days prior written notice of such termination within six months of such change in control.

     Marko Bogoievski, Kevin Holder and Lever F. Stewart each entered into an employment agreement with the Company providing for their services in their respective capacities as executive officers of the Company and for annual base salaries of $180,000 each. In addition, the employment agreements provide for the payments of bonuses in maximum amounts of not less than $180,000 pursuant to a bonus plan that the Company agreed to adopt. (The Company only paid a bonus to Mr. Bogoievski for 1998.) Each employment agreement is for a term of two years commencing on February 5, 1998. Unless terminated, the term of each employment agreement continues thereafter on a year-to-year basis on the same terms and conditions existing at the time of renewal. Each employment agreement contains a non-solicitation covenant, which is effective during the term of such employment agreement and for a period of one year immediately following termination of employment. In the event of termination of employment by the Company without "cause" (as defined in the employment agreement), the executive officer will be entitled to receive from the Company pursuant to the terms of the agreement: (i) any unpaid base salary, bonuses or benefits accrued through the date of termination; (ii) reimbursement of expenses incurred through the date of termination; (iii) the base salary for a period of the greater of the remainder of the term or one year from the date of termination at the annual rate thereof immediately preceding such termination; (iv) an annual bonus for a period of the greater of the remainder of the term of one year following such termination at an annual rate equal to the executive officer's annual bonus over the five fiscal years of the Company (or the period of employment if less than five years) immediately preceding the fiscal year in which the termination occurred, payable in equal installments together with the base salary; and (v) the continuation of group life, health and disability benefits for a period of the greater of the remainder of the term or one year from the date of termination. On August 16, 1998, the employment agreements of Messrs. Bogoievski and Stewart were amended to temporarily reduce their salary to $90,000 each. On March 1, 1999, Mr. Bogoievski's salary was increased to $250,000. On March 30, 1999, Mr. Bogoievski's employment agreement was amended to provide that, in the event of a "change in control" (as defined in Amendment 2 to the employment agreement), Mr. Bogoievski would have the option of terminating his employment agreement with the Company and receiving $500,000, provided that he gives fifteen days prior written notice of such termination within six months of such change in control. Mr. Holder and Mr. Stewart left the Company on September 21, 1998. Pursuant to their respective employment agreements, the Company is making monthly payments to them through February 6, 2000 at an annual rate of $180,000 each.

     On February 6, 1998, Howard J. Ross, who currently serves as the Company's General Counsel, entered into an employment agreement with the Company to serve as Associate Director -- Acquisitions. The employment agreement provides for an annual base salary of $175,000 and is for a term of two years commencing on February 6,

1998. In addition, the employment agreement provides for the payment of a bonus in a maximum amount equal to not less than $75,000 pursuant to a bonus plan that the Company agreement to adopt. The term of the employment agreement will be extended for one year unless terminated by either Mr. Ross or the Company by prior written notice. Pursuant to his employment agreement, on February 6, 1998, Mr. Ross received an option to purchase 25,000 shares of Common Stock of the Company at an exercise price of $13.25 per share, vesting at a rate of 20% per year over five years. Mr. Ross's employment agreement provides also that Mr. Ross is eligible to receive additional stock options pursuant to the Company's 1997 Stock Incentive Plan, as amended, which are intended to be fully vested at the end of five years after the commencement of his employment and to have a value at that time of $1,000,000. The employment agreement contains a non-solicitation covenant, which is effective during the term of such employment agreement and for a period of one year immediately following termination of employment. In the event of termination of employment by the Company other than for "cause" (as defined in the employment agreement), death or disability, Mr. Ross will be entitled to receive: (i) any unpaid base salary, bonuses or benefits accrued through the date of termination; (ii) reimbursement of expenses incurred through the date of termination; (iii) the base salary for a period of the greater of the remainder of the term of the employment agreement or one year from the date of termination at the annual rate thereof immediately preceding such termination; (iv) an annual bonus for a period of the greater of the remainder of the term of one year following such termination at an annual rate equal to Mr. Ross's annual bonus over the five fiscal years of the Company (or the period of employment if less than five years) immediately preceding the fiscal year in which the termination occurred, payable in equal installments together with the base salary; and (v) the continuation of group life, health and disability benefits for a period of the greater of the remainder of the term or one year from the date of termination. On March 30, 1999, Mr. Ross's employment agreement was amended to provide that, in the event of a "change in control" (as defined in amendment one to the employment agreement), Mr. Ross would have the option of terminating his employment agreement with the Company and receiving $500,000, provided that he gives fifteen days prior written notice of such termination within six months of such change in control.

     Linda M. Jenkinson entered into an employment agreement identical to the one entered into by Messrs. Holder, Bogoievski and Stewart. On August 16, 1998, Ms. Jenkinson's employment agreement was amended to temporarily reduce her salary to $90,000. Upon her resignation in January 1999, the Company agreed to pay her $180,000 over the succeeding 15 months.

                             STOCK PERFORMANCE GRAPH

     The graph reflects a cumulative total return on an investment of $100 on February 6, 1998, the date of the Company's initial public offering (the "IPO"), in the Company's Common Stock, the Russell 2000 Index and the Media General Financial Services Industry Group 760 Index, comprised of business services companies (the "MG Group Index"), and assumes dividend reinvestment through December 31, 1998. The returns of each company in the MG Group Index are weighted based upon market capitalization.

                COMPARISON OF CUMULATIVE TOTAL RETURN SINCE IPO*
                    AMONG DISPATCH MANAGEMENT SERVICES CORP.,
                      RUSSELL 2000 INDEX AND MG GROUP INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                             2/06/98        3/31/98        6/30/98        9/30/98        12/31/98
-----------------------------------------------------------------------------------------------------------------
DISPATCH MANAGEMENT SERVICES CORP.           100.00         100.40         160.16           85.26           25.90
-----------------------------------------------------------------------------------------------------------------
         MG GROUP INDEX                      100.00         115.71          96.83           78.70           97.96
-----------------------------------------------------------------------------------------------------------------
      RUSSELL 2000 INDEX                     100.00         111.82         106.61           85.13           98.75
-----------------------------------------------------------------------------------------------------------------


*Assumes $100 invested on February 6, 1998, including reinvestment of dividends; fiscal year ending December 31, 1998

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Upon consummation of the Company's initial public offering, the Company acquired Earlybird Courier for approximately $9.4 million in cash and 350,868 shares of Common Stock of the Company. Michael Fiorito, a director of the Company and Regional Vice President for the Company's New York region, was a 45% shareholder of Earlybird Courier. In addition, the Company agreed to pay Mr. Fiorito a finder's fee equal to the revenues for a two-week period of any courier company acquired by the Company if Mr. Fiorito identified such courier company for acquisition by the Company, negotiated the acquisition and otherwise aided in closing the acquisition. As of December 31, 1998, the Company had paid Mr. Fiorito approximately $792,292 pursuant to such agreement in respect of four such acquisitions. The Company believes that the price paid to acquire Earlybird Courier was at least as favorable to the Company as would have been available from an independent third party.

     Approximately $1.1 million principal amount of indebtedness was incurred by the Company in December 1997 and January 1998 (the "December Bridge Loan") to partially fund expenses associated with the Company's initial public offering and the acquisition of 38 courier firms and one software firm acquired by the Company on February 11, 1998. The December Bridge Loan matured upon consummation of the initial public offering and bore interest at 14% per annum. In addition, commitment fees equal to the principal amount of the loan were paid at the repayment of the loan. In January 1998, Lever Stewart, former Director of Business Development, purchased for cash $172,000 principal amount of the Company's notes as part of the December Bridge Loan. Also in January 1998, H. Steve Swink, Chief Executive Officer and Chairman of the Board, purchased for cash $100,000 principal amount of the Company's notes as part of the December Bridge Loan.

                                   PROPOSAL 3

                    ADDITION OF ARTICLE TENTH TO THE CHARTER

     The Board proposes amending the Charter to add Article Tenth, which would require unanimous written consent if stockholder approval of a matter is solicited by written consent rather than at a meeting of stockholders. Proposed Article Tenth is included in Annex A to this Proxy Statement. The Board has directed the appropriate officers of the Company to amend and restate the Charter if and when stockholders approve the addition of Article Tenth to the Charter. Upon obtaining approval of the majority of the outstanding shares of Common Stock entitled to vote, the Company's Bylaws will be amended and restated to conform to the amended and restated Charter.

     A requirement that stockholder action in writing be given by all of the stockholders makes it impractical for stockholders to act by written consent. This means that if an acquiror wanted to attempt to take over the Company, action by written consent would be difficult for the acquiror to achieve. Therefore, adoption of this amendment will prevent the would-be acquiror from avoiding a stockholder meeting on the takeover proposal. The need to hold a meeting provides the Board with additional time to consider the takeover proposal and, as appropriate, negotiate with the would-be acquiror. The proposed amendment reflects the determination of the Board that the Company should continue to be in a position to pursue its long-term goals and objectives without distraction by the threat of a hostile takeover attempt. The Company has certain other anti-takeover protections, which are summarized below.

     The Company is not aware of any existing or planned effort on the part of any party to accumulate material amounts of the Company's Common Stock, or to acquire control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change the Company's management. There have been no offers to acquire the Common Stock or assets of the Company. The Company, however, is aware that a number of unsolicited acquisition proposals in connection with takeover activities have employed, or have sought to employ, tactics which are designed to force a response by the target company through threats or attempts to secure action without a meeting and without affording a reasonable opportunity for the boards of directors of such companies to consider whether such proposals are in the best interests of its stockholders.

Existing Anti-takeover Protections

     In considering proposed Article Tenth, stockholders should keep in mind that the Company has certain protections from takeovers in its current Charter and Bylaws and through a stockholder rights plan. Set forth below is a summary of these provisions.

     Blank-Check Preferred Stock. Article Fourth of the Charter provides for "blank-check" Preferred Stock. This enables the Board to issue shares of Preferred Stock and establish the terms of such Preferred Stock, including convertible or redeemable Preferred Stock, without the need for stockholder approval. Blank-check Preferred Stock gives the Board broad discretion to establish voting, dividend, conversion and other rights for the stock if and when it is eventually issued. Such broad authority provides flexibility to the Board to raise additional capital or to issue the stock in connection with the implementation of certain defenses, such as the stockholder rights plan, described below. An amendment of this provision requires the affirmative vote of a majority of the outstanding shares of Common Stock eligible to vote.

     Advance  Notice for Director  Nomination by  Stockholders.  Section 3.05 of
Article III of the Bylaws requires that a stockholder's nomination of an individual for election to the Board must be in writing and filed with the Secretary of the Company at least 45 days prior to the anniversary of the mailing date of the Company's proxy statement for the previous annual meeting. Stockholder requests that the Board consider nominating a person recommended by the stockholder must be received not less than 90 nor more than 150 days prior to the meeting. The advance notice provision may impede an attempt to take control of the Board and inhibit stockholders from participating in the nominating process even if they have no intention of controlling the Company. In addition, it provides the Board with enough time to formulate its views with respect to a stockholder's nominee prior to the stockholders' meeting at which the person would be a nominee for director and enable the Board to institute litigation or take other appropriate steps to prevent the nominee from being elected or serving if such action were thought to be necessary or desirable in the best interests of the Company and its stockholders.

     Classified Board and Amendment by Supermajority Vote. Article Sixth of the Charter and Section 3.01 of Article III of the Bylaws provide for a classified Board consisting of three classes as nearly equal in number as possible, with each director elected to one of three classes for a three year term. Article Sixth and Section 3.01 of Article III also provide that no director may be removed from office by a vote of the stockholders at any time except for cause. These provisions make it more difficult for an acquiror to seize control of the Company immediately, because, generally, only one of three classes of directors stands for election in any one year and directors may only be removed for cause. Pursuant to Article Sixth of the Charter, an amendment of this provision would require the affirmative vote of the holders of 66 2/3 percent of the Company's Common Stock entitled to vote thereon, voting together as a single class, unless the amendment has been approved by a majority vote of the full Board, in which case such amendment would require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.

     Stockholder Rights Plan. The Board approved a stockholder rights plan on December 14, 1998. Under the rights plan, otherwise known as a "poison pill," the Board, without stockholder approval, declared a dividend distribution to all holders of record of shares of Common Stock as of December 28, 1998 of one
"right" for each share of Common Stock outstanding. Each right initially entitles its registered holder to purchase from the Company one one-hundredth (1/100) of a share of a new series of Preferred Stock at an initial price of $93.00. The rights are evidenced by, and are not separate from, the Common Stock certificates and are not exercisable or separately transferable until the earlier of ten business days after a third party acquires at least 15% of the Company's Common Stock (an "acquiring person") or ten business days after a third party commences a tender offer that would result in the third party owning at least 15% of the Company's Common Stock. Stockholders who owned 15% or more of the Company's Common Stock prior to December 14, 1998 and who file, and continue to file, reports on Schedule 13G are not considered to be acquiring persons as long as they do not acquire beneficial ownership of more than 50,000 additional shares of Common Stock. If the rights are exercised, the percentage of ownership of the would-be acquiror would be substantially diluted. The rights plan is designed to deter coercive takeover tactics and to encourage any third party interested in acquiring the Company to negotiate first with the Board.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to adopt Article Tenth of the Charter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AMENDMENT OF THE CHARTER TO ADD ARTICLE TENTH TO PROVIDE FOR STOCKHOLDER ACTION BY UNANIMOUS WRITTEN CONSENT AND RESTATEMENT OF THE CHARTER TO REFLECT SUCH RATIFICATION.

                                   PROPOSAL 4

                 AMENDMENT OF THE COMPANY'S STOCK INCENTIVE PLAN


     The Board proposes amending the Company's 1997 Stock Incentive Plan, as amended (the "Plan"), to provide for an increase in the maximum number of shares of Common Stock that may be made the subject of options and awards granted under the Plan. A marked copy of the Plan as proposed for amendment (the "Amended Plan") is included in Annex B to this Proxy Statement.

     Currently, the maximum number of shares of Common Stock that may be made the subject of options and awards granted under the Plan is 1,350,000. On the Record Date, the closing price of a share of Common Stock was $3.25. The Board proposes to amend Section 4.1 of the Plan to increase the current maximum to 2,000,000 shares. In all other respects, the Plan will remain as adopted.

     The Company needs to increase the number of shares available for distribution under the Plan so that it has a sufficient number of shares underlying the options and other stock-based awards that it has made and will continue to make. As of the Record Date, the Company has outstanding awards relating to 1,298,719 shares of Common Stock and has granted options and other stock-based awards to 60 employees and directors. Therefore, the Company has only 51,281 shares of Common Stock remaining for option grants and other stock-based awards. This number is not sufficient to provide appropriate incentives to the Company's executive officers and employees. Because one of the purposes of the Plan is to align employees' economic interests with those of the Company's stockholders, the Board believes that it is in the best interests of the Company and all of its stockholders that the Plan be amended to authorize 650,000 additional shares of Common Stock for issuance pursuant to the terms of the Plan.

     If the stockholders ratify the proposed amendment to the Plan, the Company intends to make further awards pursuant to the Plan consistent with its practice since the adoption of the Plan. Awards that in the future may be received by or allocated to the Chief Executive Officer, the four other most highly compensated executive officers, or to such other group of persons, cannot be determined at this time.

Summary of the Incentive Plan

     The following is a brief description of the material features of the Company's 1997 Stock Incentive Plan, as amended. Such description is qualified in its entirety by reference to the Plan, as proposed to be amended, a marked copy of which is set forth in Annex B to this Proxy Statement.

     General. The Plan provides for grants of stock options, stock appreciation rights, dividend equivalent rights, restricted stock and performance awards. Currently, the total number of shares of Common Stock that may be subject to the granting of awards under the Plan at any time is equal to 1,350,000 shares plus the number of shares with respect to which previously granted awards under the Plan expire, terminate or are canceled and the number of shares surrendered in payment of any award. The purpose of the Plan is to provide long-term incentives to select employees, officers, directors and consultants of the Company and its subsidiaries for high levels of performance and unusual efforts which represent significant contributions to the successful performance of the Company. Stock options and performance-based awards granted under the Plan are also intended to qualify for tax deductibility by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is not qualified under Section 401(a) of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

     Eligibility. The persons eligible to receive awards under the Plan are the officers, directors, and employees of the Company and its subsidiaries and consultants who receive cash compensation from the Company or its subsidiaries. Only an employee of the Company or its subsidiaries may receive an incentive stock option (an "ISO"). Directors who are not also employees are not eligible to receive awards of restricted stock, stock appreciation rights unrelated to options or performance awards.

     Determination of Eligibility; Administration of the Plan. The Company's Compensation Committee administers the Plan, subject to the approval of the Board (the "Committee"). The Plan provides that, except with respect to option grants for directors, the Committee has full discretion and authority to (i) select eligible persons to receive awards, (ii) determine the type, number, and terms and conditions of awards to be granted and the number of shares to which awards will relate, (iii) specify times at which awards may be exercised or settled (including associated performance conditions), set other terms and conditions of awards, and prescribe forms of award agreements, (iv) construe, interpret and specify rules and regulations relating to the Plan and (v) make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee also has the authority to determine which leaves of absence granted to employees do not constitute a termination of employment or services for purposes of the Plan.

     The Committee is also authorized to adjust outstanding awards (including adjustments to maximum number and class of shares or other stock or securities with respect to which awards may be granted under the Plan) in the event of a dividend or other distribution (whether in cash, shares or other property), reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure, or otherwise.

     Any action of the Committee is final, conclusive and binding on all parties, including the Company, its stockholders and its employees. The Plan provides that members of the Committee will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Company with respect to such acts and determinations.

     Types of Awards:

     Stock Options. The Committee is authorized to grant stock options to employees, consultants and advisors who receive cash compensation. The Board itself is authorized to grant options to nonemployee directors. The Committee may grant ISOs, which may be granted only to employees and can result in potentially favorable tax treatment, and non-qualified stock options.

     The terms and conditions of grants of stock options granted to employees will be set forth in a written agreement. Nonemployee directors receive automatically, without any action by the Committee, stock options upon first becoming directors with respect to 5,000 shares and then annually thereafter with respect to 3,000 shares on the first business day after each subsequent annual meeting of the stockholders of the Company. The Board, at its discretion, may also grant additional stock options to nonemployee directors.

     The purchase price per share subject to an option will not be less than the fair market value of a share on the date of grant except that it will be the fair market value on the date of grant with respect to the automatic option grants to nonemployee directors. The term "fair market value" on any date means the average of the per share closing bid and closing ask prices as quoted on the National Association of Securities Dealers Automated Quotation System. If the purchase price of an option is paid with previously owned shares, a new option exercisable for the number of those shares will be granted with an exercise price equal to the fair market value of a share on the date of exercise of the first option, exercisable six months after the date of grant, and terminating on the same date as the original option, unless the option agreement states otherwise.

     The maximum term of each option, the times at which each option will be exercisable, and the vesting schedule, if any, associated with a stock option grant generally are fixed by the Committee, except that no option may have a term exceeding ten years. Options granted to nonemployee directors are subject to the following special rules: The option will become fully vested and exercisable with respect to 20% of the underlying shares on each anniversary of the date of grant, if the individual continues to serve as a director as of that date. If an individual ceases to serve as a director for any reason, any shares that are not yet vested will be automatically forfeited. If an individual ceases to be a director for any reason other than disability, death or cause, the individual may exercise all vested and exercisable options as of the date he or she ceased to be a director, for a period of three months. If an individual ceases to serve as a director on account of disability, defined as a physical or mental infirmity which impairs his or her ability to perform substantially all duties for a period of 180 days, he or she may exercise all vested and exercisable options as of the date he or she ceased to be a director, for a period of one year. If an individual dies while serving as a director or within three months after termination of service for reasons other than disability or cause, options granted to such individual which were exercisable on the date of death or termination of service may be exercised within 12 months after death by the individuals to whom such rights pass by will or the laws or intestacy. Options held by an individual who ceases to be a director for cause, defined as the commission of an act of fraud, intentional misrepresentation, embezzlement or similar acts, will immediately terminate in full.

     Options may be exercised by providing written notice to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the agreement to which such exercise relates. Payment may be made, in the discretion of the Committee, in cash or shares or through cashless exercise procedures approved by the Committee.

     Stock Appreciation Rights ("SAR"). SARs may also be granted, either alone or in connection with a stock option grant to an employee or consultant. SARs entitle the holder to receive the amount by which the fair market value of a share on the day preceding the date of exercise exceeds the grant price of the SAR. If an SAR is related to an option, the SAR will cover the same number of shares (or a lesser amount determined by the Committee) and the same exercise and transfer conditions as the option itself. An SAR related to an option may be exercised only if the option itself is exercisable, and, if related to an ISO, may be exercised only if the fair market value of a share on the date of exercise exceeds the purchase price of the ISO. When an SAR related to an option is exercised, the option will be canceled to the extent of the number of shares as to which the SAR is exercised. Likewise, when an option with related SAR features is exercised, the SARs related to the shares are also canceled. If an SAR is unrelated to an option, its terms and conditions will be determined by the Committee and its duration will not exceed 10 years. SARs may be exercised using the same procedures used for options. The Committee determines whether SARs will be paid in shares, cash, or a combination of both. The Committee has the discretion to modify an outstanding SAR award provided that the modification does not adversely alter or impair the holder's rights or obligations under the award without his or her consent.

     Dividend Equivalent Rights ("DER"). DERs which entitle the individual to receive all or some portion of the dividends paid on a share may also be granted, either alone or in tandem with either a stock option grant or an award of an SAR, restricted stock, or a performance award. The Committee determines the terms and conditions of a DER, including whether DERs will be paid in shares, cash, or a combination of both and in a single payment or multiple installments.

     Restricted Stock. The Committee is authorized to grant awards of restricted stock to employees and consultants. A restricted stock award is a grant of shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, until the restrictions specified by the Committee lapse. An individual granted restricted stock generally has all of the rights of a stockholder of the Company unless the Committee determines otherwise. The Committee may modify outstanding awards of restricted stock provided that the modification does not adversely alter or impair the holder's rights or obligations under the award without his or her consent. The Committee also has the discretion to determine how dividends related to shares of restricted stock will be paid. When the restrictions imposed on an award lapse, the Committee will deliver a stock certificate for the shares, free of any restrictions, to the individual.

     Performance Awards, Including Performance Unit and Performance Shares Awards. The Committee may also grant a performance award of shares or units, subject to the satisfaction of performance conditions (including subjective individual goals) established by the Committee. These performance conditions will be expressed in terms of (i) earnings per share, (ii) share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) earnings before income taxes, interest, depreciation or amortization, (viii) market share or market penetration or (ix) any combination of these conditions. These awards will entitle the holder who satisfies the performance conditions to receive payment, either in shares or in cash, of the fair market value of a share at the time specified in the award.

     The Committee will determine the terms and conditions of performance awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of the specified levels of performance, any termination and forfeiture provisions and the form of payment, including the treatment of dividends. An individual granted shares through a performance award generally has all of the rights of a stockholder of the Company unless the Committee determines otherwise. When restrictions imposed upon shares subject to a performance award lapse, the Committee will deliver a stock certificate for such shares, free of any restrictions, to the individual.

     Transferability of Awards. Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under federal securities laws.

     Award Limitations. The Plan limits the number of shares which may be issued pursuant to restricted stock awards, including ISOs, to not more than one-third, in the aggregate, of the total allotted number of shares, exclusive of shares made in settlement of performance unit awards. The maximum number of shares that an individual may receive may not exceed the greater of 500,000 shares or 5% of all of the outstanding shares. The maximum amount of cash that any individual may receive in respect of performance units denominated in dollars may not exceed $500,000.

     Acceleration of Vesting; Change in Control. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award or grant. Vesting will occur automatically in the case of a "change in control" of the Company, as defined briefly below, with respect to all outstanding options and SARs on the date of a change in control. In addition, the Committee may provide that options granted to employees and SARs contain additional vesting provisions upon a change in control. If, following a change in control, the service of an employee or a director terminates, each option or SAR that was exercisable on the date of termination will remain exercisable until the expiration of the option's term or the first anniversary of termination, whichever comes first. In addition, any restrictions applicable to awards of restricted stock and shares related to performance awards, unless the Committee has otherwise provided, will lapse upon a change in control and stock certificates of shares, free of any restrictions, will be delivered with respect to such awards. In the discretion of the Committee, awards of performance units may also contain provisions which accelerate vesting in the event of a change in control.

     A change of control generally occurs when the individuals who were stockholders before a corporate transaction no longer own 50% or more of the combined voting power of the stock following such transaction, or if more than one-third of the Board at any time does not consist of individuals who were directors at the time of the initial public offering or were elected, or nominated for election, by at least two-thirds of the directors in office at the time of such election or nomination. In addition, a change in control will occur either when a "person" within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") acquires beneficial ownership of at least 30% of the outstanding shares or the combined voting power of the Company's then outstanding voting securities.

     The Plan also provides that if an employee or consultant is terminated without cause before a change in control but the termination was either at the request of a party interested in acquiring the Company or arose in connection with or in anticipation of a change in control, the vesting rules described above will apply to that individual. For this purpose, "cause" means intentional failure to perform assigned duties, dishonesty or willful misconduct, involvement in a transaction for personal profit which is adverse to the interests of the Company or any of its subsidiaries, or willful violation of laws and regulations.

     Amendment, Suspension or Termination of the Plan. The Plan will terminate on the day preceding the tenth anniversary of its adoption. Prior to that date, the Board may amend, modify, suspend or terminate the Plan, subject to stockholder approval when required by law. No amendment, modification, suspension or termination may adversely affect the rights of participants, without their consent, under any outstanding awards or grants of options.

Federal Income Tax Consequences of Awards

     The following is a brief description of the federal income tax consequences generally arising with respect to Awards under the Plan. This summary is based on the Code, regulations, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.

     ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise). The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of shares otherwise owned by the optionee (as discussed below).

     If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO shares equal to the amount realized upon such sale minus the optionee's tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if a optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee's tax basis in the shares, or
(ii) the amount realized upon the disposition minus the optionee's tax basis in the shares. If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee's death, and pledges and hypothecations of ISO shares.

     Additional tax consequences will result if the optionee pays the exercise price of an ISO by delivery of shares otherwise owned by the optionee. Payment of the exercise price of an ISO by delivery of ISO shares not held for the ISO holding period -- which would include an ISO exercise in which the exercise price is paid by an actual or deemed multiple series of exchanges of shares acquired upon exercise of such ISO (if permitted by the Committee) -- will represent a disqualifying disposition of the ISO shares so delivered, which will result in recognition of ordinary income by the optionee (as discussed above). In such case, the optionee's tax basis in each delivered share is increased by the amount recognized as ordinary income because of the disqualifying disposition of such share, and such tax basis and the capital gains holding period of each such delivered share will carry over to one share acquired upon exercise of the ISO. Thus, such delivery will not be a disposition that triggers capital gains taxation. The optionee's tax basis in each of the ISO shares received in excess of the number of shares delivered to pay the exercise price will be zero (assuming no part of the exercise price is paid in cash). All of the shares acquired upon such exercise will be deemed to be new ISO shares; no ISO holding period of the delivered ISO shares will carry over to such new ISO shares.

     Payment of the exercise price of an ISO by delivery of ISO shares that have been held for the ISO holding period or shares acquired upon exercise of a non-qualified stock option generally will not result in recognition of additional ordinary income by the optionee. In such case, the optionee's tax basis, capital gains holding period, and, in the case of ISO shares, ISO holding period in each delivered share will carry over to a share acquired upon exercise of the ISO. Thus, such a delivery will not be a disposition that triggers capital gains taxation. The optionee's tax basis in each ISO share received in excess of the number of such shares delivered will be zero (assuming no part of the exercise price is paid in cash).

     Non-qualified stock options. In general, an optionee granted a non-qualified stock option will not recognize taxable income upon the grant of the non-qualified stock option. Upon the exercise of the non-qualified stock option (including an option intended to be an ISO but which has not continued to so qualify at the time of exercise), the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of exercise minus the exercise price, and the optionee will have a tax basis in the shares equal to the fair market value of the shares at the time of exercise. A subsequent sale of the shares by the optionee generally will result in short-term or long-term capital gain or loss equal to the sale price of such shares minus the optionee's tax basis in such shares.

     Payment of the exercise price of a non-qualified stock option by delivery of ISO shares or shares acquired upon exercise of a non-qualified stock option may not result in recognition of additional ordinary income by the optionee. In such case, the optionee's tax basis, capital gains holding period, and, in the case of ISO shares, ISO holding period in each delivered share will carry over to a share acquired upon exercise of the non-qualified stock option. Thus, such a delivery (including delivery of ISO shares, whether or not held for the ISO holding period) will not be a disqualifying disposition that triggers capital gains taxation, and such a delivery of ISO shares not yet held for the ISO holding period will not be a disqualifying disposition (the effects of which are discussed above) that triggers ordinary income taxation. The optionee's tax basis in each non-qualified stock option share received in excess of the number of shares delivered will be equal to the fair market value of such shares, which amount will be taxable as ordinary income to the optionee.

     Additional tax consequences relating to ISOs and non-qualified stock options. If shares acquired upon exercise of an ISO are subject to a disqualifying disposition less than six months after the date of grant, or a non-qualified stock option is exercised within less than six months after the date of grant, by a person then subject to potential Section 16(b) liability, different tax consequences may result under Section 83(c) of the Code. Similarly, different tax consequences may result from any exercise by such a person of an option the exercise price of which is greater than the fair market value of Common Stock at the date of exercise.

     In  the  event  that  an  optionee   forfeits  an  unexercised   ISO  or  a
non-qualified stock option (or portion of such option), the optionee will not recognize a loss for federal income tax purposes.

     SARs, DERs. The grant of a SAR or DER will create no tax consequences for the participant. Upon exercise of either an SAR or DER, the participant generally must recognize ordinary income equal to the cash or the fair market value of any Shares received.

     Restricted stock. Because restricted stock will be restricted as to transferability and subject to a substantial risk of forfeiture for a period of time after awarded, a participant generally will not be subject to taxation at the time of such award. The participant generally must recognize ordinary income equal to the fair market value of the shares of Common Stock at the first time the restricted stock becomes transferable or not subject to a substantial risk of forfeiture. A participant may, however, elect to be taxed at the time of award of restricted stock rather than upon lapse of the restriction on transferability or substantial risk of forfeiture. If a participant makes such an election but subsequently forfeits the restricted stock, he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which he or she previously paid tax.

     Other types of Awards. In general, participants will not realize taxable income at the time of the grant of such an Award. Participants will be subject to tax at ordinary income rates on the value of such Awards when payment is received. If, however, an Award is structured to permit a participant to postpone payment, the participant becomes taxable at ordinary income rates when payment is made available or the Award is no longer subject to a substantial risk of forfeiture. If the Award is paid in shares of Common Stock, taxable income will be the fair market value of the shares either at the time the Award is made available or at the time any restrictions (including restrictions under Section 16b of the Exchange Act) subsequently lapse.

     Compensation Deduction Limitation. Code Section 162(m) generally disallows a public company's tax deduction for compensation to the CEO, or to the other four most highly compensated officers, in excess of $1 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, if various requirements are satisfied. The Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as "performance-based compensation," so that such Awards will not be subject to the deductibility cap.

     Withholding. The Company has the right to deduct from all Awards paid in cash or from other wages paid to an employee of the Company, any federal, state, or local taxes required by law to be withheld with respect to Awards, and the employee or other person receiving shares under the Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the amendment of Section 4.1 of the Company's 1997 Stock Incentive Plan, as amended.

     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR ADOPTION OF THE  AMENDMENT TO
SECTION 4.1 OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN, AS AMENDED, TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE MADE THE SUBJECT OF OPTIONS AND AWARDS TO 2,000,000.

                                   PROPOSAL 5

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee of the Board, and subject to ratification by the stockholders, the Board has appointed PricewaterhouseCoopers LLP as the Company's independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has served as the Company's independent public accountants since prior to its initial public offering in February 1998. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions from those attending the meeting.

Vote Required for Approval

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE THE CORPORATION'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                  CERTAIN DEADLINES FOR THE 2000 ANNUAL MEETING

     Any stockholder proposal submitted to the Company pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement and proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than January 12, 2000. If the Company does not receive notice of any other non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2000 by March 27, 2000, the proxy holders will retain discretionary authority to vote proxies on such matters if they are raised at the 2000 Annual Meeting of Stockholders.


                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

     To the extent that information contained in this Proxy Statement is within the knowledge of persons other than the management of the Company, the Company has relied on such persons for the accuracy and completeness thereof.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                            Strategic Resources Group, LLC
                            127 Peachtree Street
                            Suite 636
                            Atlanta, GA  30303
                            404/525-7740

     You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors

                                            H. Steve Swink

                                            Chairman and Chief Executive Officer

Dated: May 11, 1999

                                                                Annex A
                                                        (marked to show changes)


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       DISPATCH MANAGEMENT SERVICES CORP.


     I, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

     FIRST: The name of the corporation is Dispatch Management Services Corp. (the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, County of New Castle, Delaware 19805. The name of its registered agent at such address is The Corporation Service Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000 shares of stock, of which 10,000,000 shares, designated as preferred stock, shall have a par value of One Cent ($.01) per share (the "Preferred Stock"), and 100,000,000 shares, designated as common stock, shall have a par value of One Cent ($.01) per share (the "Common Stock").

     A statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

Preferred Stock. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of this Certificate of Incorporation and the limitations prescribed by law, the Board of Directors is expressly authorized by adopting resolutions to issue the shares, fix the number of shares and change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (and whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), a redemption price or prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, without any further action or vote by the stockholders.

Common Stock. 1. Dividends. Subject to the preferred rights of the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding 60 days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

     2. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them.

     3. Voting Rights. Except as otherwise required by law, each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the books of the Corporation.

     FIFTH: The name and mailing address of the incorporator is as follows:

                         J. Steven Patterson
                         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1333 New Hampshire Avenue, N.W.
                         Suite 400
                         Washington, D.C. 20036


         SIXTH: 1. Board of Directors. The directors shall be classified with respect to the time for which they shall severally hold office into three classes as nearly equal in number as possible. The directors of the appropriate class shall be elected at the annual meeting of stockholders . The members of each class of directors shall hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified. At each annual meeting of stockholders at which a quorum is present, the persons receiving a plurality of the votes cast shall be directors. No director or class of directors may be removed from office by a vote of the stockholders at any time except for cause. Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

     2. Vacancies. Any vacancy on the Board of Directors resulting from death, retirement, resignation, disqualification or removal from office or other cause, as well as any vacancy resulting from an increase in the number of directors which occurs between annual meetings of the stockholders at which directors are elected, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum, except that those vacancies resulting from removal from office by a vote of the stockholders may be filled by a vote of the stockholders at the same meeting at which such removal occurs. The directors chosen to fill vacancies shall hold office for a term expiring at the end of the next annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to this ARTICLE SIXTH applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE SIXTH unless otherwise provided therein.

     3. Power to Make, Alter and Repeal Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the Corporation.

     4. Amendment and Repeal of Article Six. Notwithstanding any provision of this Certificate of Incorporation and of the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by Delaware law, unless such action has been approved by a majority vote of the full Board of Directors, the affirmative vote of 66 2/3 percent of the Corporation's shareholders entitled to vote thereon, voting together as a single class, shall be required to amend or repeal any provisions of this ARTICLE SIXTH or to adopt any provision inconsistent with this ARTICLE SIXTH. In the event such action has been previously approved by a majority vote of the full Board of Directors, the affirmative vote of a majority of the outstanding stock entitled to vote thereon shall be sufficient to amend or repeal any provision of this ARTICLE SIXTH or adopt any provision inconsistent with this ARTICLE SIXTH.

     SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

     EIGHTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

     NINTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify the Directors and officers of the Corporation and advance expenses incurred by such Directors and officers in proceedings to which they may be party as a result of their status as Directors and officers. The Corporation may, in its discretion, indemnify other persons from time to time on terms and conditions deemed appropriate by the Corporation's Board of Directors.


     TENTH: Written Consent of Stockholders. Any action required or permitted by law or this Certificate of Incorporation to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent (or counterparts thereof), setting forth the action so taken, shall be signed by all of the holders of all of the outstanding shares entitled to vote on such action. Such unanimous written consent (or counterparts thereof) shall be filed with the minutes of meetings of stockholders.

                                                                 Annex B
                                                        (marked to show changes)


                       DISPATCH MANAGEMENT SERVICES CORP.

                            1997 STOCK INCENTIVE PLAN

                                  (as amended)

                       DISPATCH MANAGEMENT SERVICES CORP.

                            1997 STOCK INCENTIVE PLAN



     1.   Purpose.

     The purpose of this Plan is to strengthen Dispatch Management Services Corp., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

     2.   Definitions.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

     2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Cause" means:

          (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

          (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

     2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of the date of the consummation of the Company's Initial Public Offering are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy

     Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of:

               (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                    (C) no Person other than (i) the Company, (ii) any
               Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

               (ii) A complete liquidation or dissolution of the Company; or

               (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated or intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended.

     2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

     2.11 "Company" means Dispatch Management Services Corp.

     2.12 "Director" means a director of the Company.

     2.13 "Director Option" means an Option granted pursuant to Section 6.

     2.14 "Disability" means:

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

          (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

     2.17 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

     2.18 "Eligible Individual" means any director (other than an Eligible Director) , officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     2.19 "Employee Option" means an Option granted pursuant to Section 5.

     2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.21 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.22 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.23 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.24 "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to a registration statement (other than on Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

     2 25 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.26 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.27 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

     2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.30 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.31 "Performance Awards" means Performance Units, Performance Shares or either of both of them.

     2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

     2.33 "Performance Objectives" has the meaning set forth in Section 11.

     2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

     2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

     2.36 "Plan" means the Dispatch Management Services Corp. 1997 Stock Incentive Plan, as amended and restated from time to time.

     2.37 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

     2.39 "Shares" means the common stock, par value $0.01 per share, of the Company.

     2.40 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

     2.41 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.42 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.43 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   Administration.

     3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Prior to the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board. From and after the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

          (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards,

     Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

          (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

          (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to the Plan.


     4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,000,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to
Section 11.2(b). The maximum number of Shares that an Eligible Individual may receive in respect of Options and Awards may not exceed the greater of 500,000 shares or 5% of the outstanding shares and that any Eligible Individual may receive during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $ 500,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section
4.1 shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.


     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

          (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

          (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     4.4 Unless otherwise stated in the applicable Agreement, whenever any portion of the purchase price of an Option is paid in previously owned Shares, the Optionee shall be granted a new Option covering the same number of Shares used to pay such portion of the purchase price. Such new Option shall have a per share purchase price equal to the Fair Market Value of a Share on the date of exercise of the first Option, shall be exercisable six months after the date of grant of the new Option, and shall terminate on the same date as the first Option.

     5.   Option Grants for Eligible Individuals.

     5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

     5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

     5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

     6.   Option Grants for Nonemployee Directors.

     6.1 Grant. Director Options shall be granted (i) to Eligible Directors who become members of the Board after the Initial Public Offering upon election or appointment and (ii) to all Eligible Directors who are members of the Board as follows:

          (a) Initial Grant. Each Eligible Director who becomes a Director after the date of the Initial Public Offering shall, upon becoming a Director, be granted a Director Option in respect of 5,000 Shares.

          (b) Annual Grant. Each Eligible Director shall be granted a Director Option in respect of 3,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date. All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

          (c) Other Grants. The Board shall have full and final authority to grant other Director Options to Eligible Directors.

     6.2 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

     6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 20% of the Shares subject thereto on each of the anniversaries of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Director Option which remains unvested.

     6.4 Duration. Subject to Section 7.4, each Director Option shall terminate on the date which is the tenth anniversary of the date of grant, unless terminated earlier as follows:


          (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

          (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

     6.5 Limitations on Amendment. The provisions in this Section 6 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

     7.   Terms and Conditions Applicable to All Options.

     7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

     7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     8.   Stock Appreciation Rights.

     The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

     8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     8.2 Stock Appreciation Right Related to an Option.

          (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

     8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

     8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

     8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

     9.   Dividend Equivalent Rights.

     Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum. as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     10.  Restricted Stock.

     10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

     10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     10.3 Non-transferabilily. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     10.4 Lapse of Restrictions.

          (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

          (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

     10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.  Performance Awards.

     11.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price,
(iii) pre-tax profits,

(iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA,
(viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

     (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

     11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

          (a) Vesting and Forfeiture. Subject to Sections 11. 1 (b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

          (b) Payment of Awards. Subject to Section 11.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

     11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

          (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be I issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11. 3 (c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

          (c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

          (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

          (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.4 Effect of Change in Control. In the event of a Change in Control:

          (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

          (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

          (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

     11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     12.  Effect of a Termination of Employment.

     The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

     13.  Adjustment Upon Changes in Capitalization.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     14.  Effect of Certain Transactions.

     Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

     15.  Interpretation.

     Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
     Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

     16.  Pooling Transactions.

     Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

     17.  Termination and Amendment of the Plan.

     The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. Subject to Section 6.5, the Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

     18.  Non-Exclusivity of the Plan.

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     19.  Limitation of Liability.

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     20.  Regulations and Other Approvals; Governing Law.

     20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

     20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act-or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     21.  Miscellaneous.

     21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

     21.2 Withholding of Taxes.

          (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     21.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

The undersigned hereby appoints Howard J. Ross and Marko Bogoievski, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, New York 11576, on Tuesday, June 8, 1999 at 9:00 a.m. local time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matter described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

                       DISPATCH MANAGEMENT SERVICES CORP.

[LOGO]                            COMMON STOCK

                                      PROXY

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 8, 1999.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

The undersigned hereby appoints Howard J. Ross and Marko Bogoievski, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, New York 11576, on Tuesday, June 8, 1999 at 9:00 a.m. local time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matter described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the amendment to the Company's Certificate of Incorporation, as amended (the "Charter"), to clarify the designation of the terms of the classes of directors, "FOR" the election of all nominees as directors, "FOR" the amendment of the Charter to add Article Tenth to provide for stockholder action by unanimous written consent, "FOR" the amendment to the Company's 1997 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock available from 1,350,000 to 2,000,000 shares and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999 if the applicable box is not marked, and at their discretion on any other matter that may properly come before the meeting.

                               (See Reverse Side)

          Please mark your
  A [X]   votes as in this
          example using
          dark ink only.


                           FOR all                        WITHHOLD
                   nominees listed at right               AUTHORITY
                     (except as marked to              to vote for all
                      the contrary below)         nominees listed at right
2. ELECTION
   OF                       [ ]                             [ ]
   DIRECTORS

INSTRUCTIONS: To withhold authority to vote for any of such nominees write the nominee's name on the line provided below

--------------------------------------------------------------------------------


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Election of Edward N. Allen and Thomas J. Saporito to the class of directors whose terms expire in 2001 and D. Keith Cobb and Michael Fiorito to the class of directors whose terms expire in 2002.

                                                  FOR       AGAINST    ABSTAIN

1.   Approval of amendment to Article             [ ]         [ ]        [ ]
     Sixth of the Charter to clarify the
     designation of the terms of the
     classes of directors.

3.   Approval of amendment of the                 [ ]         [ ]        [ ]
     Charter to add a new Article Tenth
     to provide for stockholder action
     by unanimous written consent.

4.   Approval of amendment to 1997 Stock          [ ]         [ ]        [ ]
     Incentive Plan, as amended, to
     increase the number of shares of
     Common Stock available from
     1,350,000 shares to 2,000,000
     shares.

5.   Ratification of the appointment of           [ ]         [ ]        [ ]
     PricewaterhouseCoopers LLP as the
     Company's independent accountants
     for the fiscal year ending December
     31, 1999.

PLEASE RETURN THIS CARD PROMPTLY IN THE           MARK HERE IF YOU       [ ]
ENCLOSED POSTAGE-PAID ENVELOPE OR                   PLAN TO ATTEND
OTHERWISE TO AMERICAN STOCK TRANSFER &                 THE MEETING
TRUST CO., ATTN: KAREN LAZAR, 6201 15TH
AVENUE, FIRST FLOOR, BROOKLYN, NY 11219,             MARK HERE FOR       [ ]
SO THAT YOUR SHARES CAN BE REPRESENTED              ADDRESS CHANGE
AT THE MEETING.                                   AND NOTE AT LEFT



_____________________________________________________ Date: _____________ , 1999
                      SIGNATURE


_____________________________________________________ Date: _____________ , 1999
                      SIGNATURE


Please sign and return this Proxy Card so that your shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.